UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2007 (April 24, 2007)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Definitive Material Agreement.

Approval of Amended and Restated Employee Stock Purchase Plan

On April 24, 2007, the shareholders of National Penn Bancshares, Inc., at the annual meeting of shareholders, approved the amended and restated Employee Stock Purchase Plan previously approved and recommended to shareholders by the National Penn Board of Directors.

The Plan is an amendment and restatement of the Employee Stock Purchase Plan approved by shareholders in 1997. The principal purposes of the amendment and restatement are to:

•	Extend the term of the Plan for an additional ten years through June 30, 2017; and

•	Increase the total number of shares available for issuance under the Plan from 850,000 to 1,000,000.

Under the Plan, a participant may purchase shares of National Penn common stock through payroll deductions at 90% of the fair market value of the shares on the purchase date.

The Plan is administered by the Compensation Committee of the Board of Directors, which is comprised solely of independent outside directors of National Penn.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the text of the Plan itself, which is filed in this Report as Exhibit 10.1. Additional information about the Plan is included in National Penn’s definitive proxy materials dated March 27, 2007 relating to the April 24, 2007 annual meeting of shareholders, as filed with the Securities and Exchange Commission.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

George C. Mason retired as a director of National Penn, effective at the annual meeting of shareholders held on April 24, 2007.

On April 25, 2007, the Board of Directors of National Penn filled the vacancy in Class I of the Board created by Mr. Mason’s retirement by electing Molly Morrison as a Class I Director with a term until the annual meeting of shareholders in April 2009. In February 2007, Ms. Morrison was elected to the Board of Directors of National Penn’s banking subsidiary, National Penn Bank, with a term through March 2008. National Penn’s press release dated April 25, 2007 is included in this Report as Exhibit 99.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2007, the shareholders of National Penn, at the annual meeting of shareholders, approved an amendment to National Penn’s articles of incorporation to increase the authorized common shares from 62,500,000 to 100,000,000.

The text of the amendment to the articles of incorporation is contained in Articles of Amendment to be filed with the Pennsylvania Department of State on April 26, 2007.  This amendment will be effective immediately upon filing. A copy of the Articles of Amendment, as filed, is filed in this Report as Exhibit 3.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits.

3.1	National Penn Bancshares, Inc. Articles of Amendment dated April 25, 2007.

10.1	National Penn Bancshares, Inc. Amended and Restated Employee Stock Purchase Plan.

99.1	National Penn Bancshares, Inc. Press Release dated April 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date: April 25, 2007	By: /s/ Glenn E. Moyer
Name: Glenn E. Moyer
Title: President and CEO

EXHIBIT INDEX

Exhibit Number	Description

3.1	National Penn Bancshares, Inc. Articles of Amendment dated April 25, 2007.

10.1	National Penn Bancshares, Inc. Amended and Restated Employee Stock Purchase Plan.

99.1	National Penn Bancshares, Inc. Press Release dated April 25, 2007.